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                                                                 Exhibit 10.24.1

                          AMENDMENT TO LEASE AGREEMENT

THIS AMENDMENT TO LEASE AGREEMENT made this 30th day of December, 1999.

BETWEEN:

                    THE MANUFACTURERS LIFE INSURANCE COMPANY
                       (hereinafter called the "Landlord")

                               OF THE FIRST PART,

                                       and

              SEAGATE SOFTWARE INFORMATION MANAGEMENT (CANADA) INC.
                        (hereinafter called the "Tenant")

                               OF THE SECOND PART,


WHEREAS by a Lease Agreement made the 27th day of December, 1994, an agreement to the lease of Additional Premises dated December 13, 1995 and a Consent to Sublease dated October 6, 1998 (the "Lease"), Clover investments Inc. (the former Landlord) leased to Crystal Computer Services Inc. now operating as Seagate Software Information Management (Canada) Inc. (the "Tenant") the following premises:

Property:               -1095 West Pender Street, Vancouver, British Columbia,
                         V6E 2M6,
Leased Premises:        -10,049 sq. ft. on the 4th floor,
                        -10,049 sq. ft. on the 5th floor,
                        -10,049 sq. ft. on the 6th floor, and
                        -10,049 sq. ft. on the 7th floor,
Term:                   -Five (5) years,
Basic Rent:             -$233,136.80 per annum,

AND WHEREAS the land described in Schedule "B" Definition (1) of the Lease was subsequently purchased on January 14, 1999 by the Manufacturers Life Insurance Co. (the "Landlord"), the Landlord and the Tenant have agreed to amend the lease to reduce the area of the Leased Premises, extend the Term of the Lease for one
(1) year, to revise the Minimum Rental and to add an additional clause to Schedule D, Tenant's Work;

NOW WITNESSETH that in consideration of the rents, covenants and agreements contained in the Lease, and in consideration of the covenants and agreements hereinafter contained, and the sum of ONE DOLLAR ($1.00) now paid by each of the parties to the other (the receipt and sufficiency of which is hereby acknowledged), the Landlord and Tenant hereby agree to amend the Lease as follows:

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      1)    ARTICLE 1.1 (c) AND (d) LEASED PREMISES AND RENTABLE AREA to be
            amended to read as follows: "As of the 1st day of March, 2000 (the "Effective Date"), the Leased Premises shall be deemed to consist of 30,147 rentable square feet consisting of premises on the 5th, 6th, and 7th floors."

      2) ARTICLE 1.1. (c) (i), (ii) AND (iii) TERM, COMMENCEMENT DATE AND LEASE EXPIRATION DATE shall be amended to read as follows: "As of the Effective Date the Term shall be extended by one (1) year commencing from the 1st day of March, 2000, and to be fully complete and ended on the 28th day of February, 2001 unless otherwise terminated as per the lease."

      3) ARTICLE 1.1 (f) ANNUAL BASE RENT shall be amended to read as follows: "As of the Effective Date the Basic Rent shall be the sum of FIVE HUNDRED FORTY-TWO THOUSAND SIX HUNDRED FORTH-SIX Dollars ($542,646.00) of lawful money of the jurisdiction in which the Leased Premises are located, payable in equal monthly instalments. The monthly instalments shall be FORTY-FIVE THOUSAND TWO HUNDRED TWENTY Dollars FIFTY Cents ($45,220.50) each in advance on the first day of each month during the Term. The first amended payment to be made on the 1st day of March, 2000."

      4) SCHEDULE D SECTION B TENANT'S WORK SUBSECTION 2 (b) shall be amended by the addition of the following: "The Tenant must provide the Landlord with 'as-builts' and ensure conformity to both building standards and City of Vancouver codes for any Tenant Improvement work completed after November 26, 1999."

      5) As of the Effective Date, Schedule B1, B2 and B3 - Outline of Leased Premises, attached hereto, shall form part of the Lease as if the same were embodied therein.

      6) The Landlord and the Tenant hereby confirm each to the other the several covenants and agreements in the Lease as amended by this Amendment to Lease Agreement.

      7) This Amendment to Lease Agreement and everything herein contained shall enure to the benefit of and be binding upon the respective heirs, executors, administrators, successors, assigns and other legal representatives, as the case may be, of each of the parties hereto, and every reference herein to any part hereto shall include the heirs, executors, administrators, successors, assigns and other legal representatives of such party, and where there is more than one tenant or there is a male or female party, the provisions hereof shall be read with all grammatical changes thereby rendered necessary and all covenants shall be deemed joint and several.



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IN WITNESS HEREOF the parties hereto have executed this Amendment to Lease
Agreement. I/We have authority to bind the corporation.

                                       LANDLORD:

                                       THE MANUFACTURERS LIFE INSURANCE COMPANY

/s/ (Illegible Signature)              by Signature: /s/ Bill Rempel
---------------------------------                    --------------------------
Witness as to                          Name:  W.V. (Bill) Rempel
signing by Tenant                      Title: Regional Director


                                       TENANT:

                                       SEAGATE SOFTWARE INFORMATION
                                       MANAGEMENT (CANADA) INC.

/s/ (Illegible Signature)              by Signature: /s/ Susan J. Wolfe
---------------------------------                    --------------------------
Witness as to                          Name:  Susan J. Wolfe
signing by Tenant                      Title: VP - Legal Affairs





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